EXHIBIT 23.2
                          CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Fourth Amended and Restated 1993 Share Option and Share Award Plan of Equity Residential Properties Trust of our reports indicated below with respect to the financial statements indicated below included in the Company's filings as indicated below, filed with the Securities and Exchange Commission.


                                          DATE OF
       FINANCIAL STATEMENTS           AUDITORS' REPORT            FILING
 Consolidated financial               February 26, 1998        Annual Report
 statements and schedule of           except for Note 24,      on Form 10-K
 Equity Residential Properties        as to which the
 Trust at December 31, 1997 and       date is March 12,
 for the year then ended              1998

 Combined Statement of Revenue        November 12, 1997        Current Report
 and Certain Expenses of the                                   on Form 8-K, as
 CAPREIT Acquired and Probable                                 amended by
 Properties for the year ended                                 Form 8-K/A,
 December 31, 1996                                             dated October
                                                               9, 1997

 Combined Statement of Revenue        August 15, 1997          Current Report
 and Certain Expenses of the                                   on Form 8-K,
 Ameritech Pension Trust Probable                              dated September
 Properties for the year ended                                 17, 1997
 December 31, 1996

 Combined Statement  of Revenue       September 5, 1997        Current Report
 and Certain Expenses of Paces on                              on Form 8-K,
 the Green and Paces Station for                               dated September
 the year ended December 31, 1996                              17, 1997

 Statement of Revenue and Certain     July 17, 1997            Current Report
 Expenses of Cascade at Landmark                               on Form 8-K
 for the year ended December 31,                               dated August
 1996                                                          15, 1997


                                          DATE OF
       FINANCIAL STATEMENTS           AUDITORS' REPORT            FILING
 Statement of Revenue and Certain     July 2, 1997             Current Report
 Expenses of Sabal Palm Club                                   on Form 8-K
 (formerly known as Post Crossing                              dated August
 (Pompano)) for the year ended                                 15, 1997
 December 31, 1996

 Statement of Revenue and Certain     July 23, 1997            Current Report
 Expenses of Wood Creek (Pleasant                              on Form 8-K
 Hill)   for   the   year   ended                              dated August
 December 31, 1996                                             15, 1997

 Statement of Revenue and Certain     July 25, 1997            Current Report
 Expenses  of  LaMirage  for  the                              on Form 8-K
 year ended December 31, 1996                                  dated August
                                                               15, 1997

 Statement of Revenue and Certain     May 16, 1997             Current Report
 Expenses  of  Harborview for the                              on Form 8-K
 year ended December 31, 1996                                  dated May 20,
                                                               1997

 Statement of Revenue and Certain     May 6, 1997              Current Report
 Expenses  of  Trails at Dominion                              on Form 8-K
 for  the year ended December 31,                              dated May 20,
 1996                                                          1997

 Statement of Revenue and Certain     May 7, 1997              Current Report
 Expenses  of Rincon for the year                              on Form 8-K
 ended December 31, 1996                                       dated May 20,
                                                               1997

 Statement of Revenue and Certain     May 12, 1997             Current Report
 Expenses  of  Waterford  at  the                              on Form 8-K
 Lakes   for   the   year   ended                              dated May 20,
 December 31, 1996                                             1997

 Statement of Revenue and Certain     May 16, 1997             Current Report
 Expenses  of Lincoln Harbour for                              on Form 8-K
 the year ended December 31, 1996                              dated May 20,
                                                               1997


                                          DATE OF
       FINANCIAL STATEMENTS           AUDITORS' REPORT            FILING
 Combined  Statement  of  Revenue     May 9, 1997              Current Report
 and  Certain Expenses of Knights                              on Form 8-K
 Castle and Club at the Green for                              dated May 20,
 the year ended December 31, 1996                              1997

 Combined  Statements  of Revenue     March 25, 1997           Current Report
 and   Certain  Expenses  of  the                              on Form 8-K
 Zell/Merrill Properties for each                              dated May 20,
 of the three years in the period                              1997
 ended December 31, 1996

 Consolidated financial               February 10, 1997        Joint Proxy
 statements and schedule of           except for Note 13,      Statement/
 Wellsford Residential Property       as to which the          Prospectus on
 Trust at December 31, 1996 and       date is February         Form S-4/A dated
 1995 and for each of the three       28, 1997                 April 25, 1997
 years in the period ended
 December 31, 1996

 Consolidated financial               January 31, 1997         Current Report
 statements and schedule of Evans                              on Form 8-K
 Withycombe Residential, Inc. and                              dated September
 subsidiaries at December 31,                                  10, 1997
 1996 and 1995 and for each of
 the three years in the period
 ended December 31, 1996

                                        /s/ Ernst & Young LLP

                                        Ernst & Young LLP


Chicago, Illinois
June 5, 1998